Supplement dated September 28, 2012 to the Summary Prospectus for Pacific Life Funds – PL Strategic Income Fund

Class A, C, I and Advisor Shares dated July 1, 2012

This supplement revises the PL Strategic Income Fund Class A, C, I, and Advisor Shares summary prospectus dated July 1, 2012 (“Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Effective October 1, 2012, the Advisor Class Service Plan has been terminated and the related 0.25% service fee imposed under that plan is eliminated. All references and information relating to the Advisor Class Service Plan are deleted. The Advisor Share Class column in the Annual fund operating expenses table and expense examples (“Fee Tables”) is updated with the below. All other information in the Fee Tables, including related footnotes, has not changed.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisor
Management fee	0.60%
Service fee	0.00%
Other expenses	0.55%
Acquired fund fees and expenses	0.05%
Total annual operating expenses	1.20%
Expense Reimbursement	(0.35%)
Total annual operating expenses after fee waiver	0.85%

Your expenses (in dollars) if you SELL or DON’T SELL your shares at the end of each period

Advisor
1 year	$87
3 years	$271
5 years	$553
10 years	$1,356